Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENTAL – SEPTEMBER 30, 2020

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
6	Corporate Profile
7	Contact Information
8	Important Notes Including Non-GAAP Disclosures
10	Consolidated Balance Sheets
11	Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2020
12	Same Property Net Operating Income
13	Net Operating Income and EBITDA by Quarter
14	Funds from Operations for the Three and Nine Months Ended September 30, 2020
15	Adjusted Funds From Operations and Other Financial Information for the Three and Nine Months Ended September 30, 2020
16	Summary Income Statement
17	Accounts Receivable Impact of COVID-19
18	Joint Venture Summary as of September 30, 2020
19	Summary of Outstanding Debt as of September 30, 2020
20	Maturity Schedule of Outstanding Debt as of September 30, 2020
21	Key Debt Metrics
22	Top 25 Tenants by Annualized Base Rent
23	Retail Leasing Spreads
24	Lease Expirations
25	Development and Redevelopment Projects
26	Geographic Diversification – Annualized Base Rent by Region and State
27	Operating Retail Portfolio Summary Report
31	Operating Office Properties and Other
32	Components of Net Asset Value

PRESS RELEASE

Contact Information: Kite Realty Group Trust
Jason Colton
SVP, Capital Markets & Investor Relations
317.713.2762
jcolton@kiterealty.com

Kite Realty Group Trust Reports Third Quarter 2020 Operating Results

Indianapolis, Indiana, October 28, 2020 - Kite Realty Group Trust (NYSE: KRG) reported today its operating results for the third quarter ended September 30, 2020.

“The KRG team continues to diligently address dislocation caused by the pandemic,” said John A. Kite, Chairman and CEO. “Our strong third quarter rent collections of 92% highlight KRG’s high-quality portfolio and the importance of open-air real estate locations to retailers and their customers. We are now shifting our focus to the path forward by replacing dislocated tenants and prudently allocating capital to add value to our current portfolio. Thank you to our team and tenants for their tireless efforts to provide top quality open-air retail services to our communities.”

Third Quarter Financial Results
•Realized net loss attributable to common shareholders of $4.6 million, or $0.05 per common share, compared to net loss of $19.7 million, or $0.24 per common share, for the three months ending September 30, 2019.
•Generated NAREIT Funds From Operations of the Operating Partnership (FFO) of $26.3 million, or $0.30 per diluted common share.
•Same-Property Net Operating Income (NOI), which was negatively impacted by COVID-19, decreased by 6.9%.
•As detailed on page 17 of our supplemental, KRG’s bad debt reserve this quarter was approximately $3.6 million, primarily comprised of:
◦$3.1 million for rental income due during the third quarter, which represents approximately 5% of all third quarter billings; and
◦$0.5 million in straight line rent.

Third Quarter Portfolio Operations
•Executed 78 new and renewal leases representing over 457,000 square feet.
◦GAAP leasing spreads of 15.3% (2.3% cash basis) on 16 comparable new leases, 14.5% (7.6% cash basis) on 45 comparable renewals, and 14.7% (6.3% cash basis) on a blended basis.
•Annualized base rent (ABR) for the operating retail portfolio was $18.00, a 2% increase year-over-year.
•Retail leased percentage was 93.3%, a decrease of 210 basis points year-over-year.

Third Quarter Transaction Activity
•Sold Courthouse Shadows, a non-operating asset, for proceeds of approximately $14 million.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

Third Quarter Capital Markets Activity
•Repaid $150 million of the outstanding balance on KRG’s credit facility.

Third Quarter Development Activity
•Partnered with The University of Notre Dame to develop Phase III of the Eddy Street Commons mixed-use project.
◦Phase III will contain a 13,000 square foot Trader Joe’s, 6,000 square feet of shop space and 28 for-sale townhomes.
◦KRG will own 100% of the project with a capital requirement of $7.5 million and projected cash yield of 8.5% - 9.5%.

Balance Sheet Overview
•As of September 30, 2020, KRG’s net-debt-to-EBITDA was 6.9x.
•Zero debt maturities until 2022.
•Total remaining spend on development, redevelopment and Big Box Surge is $14.8M (including the Eddy Street Phase III project) which is approximately 2% of total current liquidity.

COVID-19 Update (as of October 26, 2020)
•Approximately 97% of tenants (based on ABR) were open for business and operating.
•Approximately 92% of total third quarter base rent and recoveries have been collected.
•Approximately 2% of total third quarter base rent and recoveries have been affirmatively deferred.
•Approximately 91% of total October base rent and recoveries have been collected.
•Please see KRG’s third quarter investor presentation for further details.

Virtual Market Tour Series
•In order to showcase the Company’s high-quality, open-air retail real estate, KRG introduced a Virtual Market Tour Series in early September.
◦To view the Company’s Virtual Market Tours for Las Vegas, Indianapolis, Naples and Texas, please visit our Market Highlights page at KRG Virtual Property Tours.

State of Retail
•KRG is hosting a “State of Retail” conference call on November 9th with Dana Telsey, CEO of Telsey Advisory Group, for KRG’s institutional investors in order to provide them with additional insights into today’s retail environment.

2020 Earnings Guidance
Given the ongoing uncertainty surrounding the impact of COVID-19 on the economy and our tenants, the Company withdrew previously provided 2020 guidance on March 27, 2020. The Company’s guidance remains withdrawn.

Earnings Conference Call
Kite Realty Group Trust will conduct a conference call to discuss its financial results on Thursday, October 29, 2020, at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on KRG’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (Conference ID: 8257159). In addition, a webcast replay link will be available on the corporate website.

About Kite Realty Group Trust
Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to retailers in desirable markets through our portfolio of neighborhood, community, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders. For more information, please visit our website at kiterealty.com.

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

Connect with KRG: LinkedIn | Twitter | Instagram | Facebook

Safe Harbor
This release, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.
Currently, one of the most significant factors that could cause actual outcomes to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, including possible resurgences, on the financial condition, result of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused many of the Company’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their obligations, and therefore will significantly impact the Company for the foreseeable future. The extent to which the COVID-19 pandemic impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, and possible short-term and long-term effects of the pandemic on consumer behavior, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic.
Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the actual and perceived impact of e-commerce on the value of shopping center assets; risks related to the geographical concentration of the Company’s properties in Florida, Indiana, Texas, Nevada and North Carolina; civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires that may result in underinsured or uninsured losses; changes in laws and government regulations; governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate; possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in certain select markets in the United States. As of September 30, 2020, we owned interests in 89 operating and redevelopment properties totaling approximately 17.4 million square feet and three development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and continue to gain scale in our target markets. New investments are focused in the shopping center sector primarily in markets that are benefiting from existing and accelerating migration patterns and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns. Dispositions are generally designed to increase the quality of our portfolio and exit non-target markets. The proceeds of dispositions will generally be used to acquire assets in our target markets or strengthen the Company’s balance sheet.

Company Highlights as of September 30, 2020

	# of Properties	Total GLA /NRA	Owned GLA /NRA[1]
Operating Retail Properties	82	16,098,026	11,494,522
Operating Office Properties and Other	4	498,242	498,242
Redevelopment Properties[2]	3	775,419	510,716
Total Operating and Redevelopment Properties	89	17,371,687	12,503,480
Development Projects[2]	3	805,500	51,100
Total All Properties	92	18,177,187	12,554,580
	Retail	Non-Retail	Total
Operating Properties – Leased Percentage	93.3%	96.9%	93.4%
States			16

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants and adjacent non-owned anchors.
2	Includes square footage of planned space upon completion.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Jason Colton	Robert W. Baird & Co.	Compass Point Research & Trading, LLC
Senior Vice President, Capital Markets and IR	Mr. Peter Hermann III	Mr. Floris van Dijkum
Kite Realty Group Trust	(414) 765-3589	(646) 757-2621
30 South Meridian Street, Suite 1100	phermann@rwbaird.com	fvandijkum@compasspointllc.com
Indianapolis, IN 46204
(317) 713-2762	Bank of America/Merrill Lynch	DA Davidson
jcolton@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Barry Oxford
	(646) 855-1363/(646) 855-3640	(212) 240-9871
Transfer Agent:	jeff.spector@bofa.com	boxford@dadco.com
craig.schmidt@bofa.com
Broadridge Financial Solutions		KeyBanc Capital Markets
Ms. Kristen Tartaglione	BTIG	Mr. Jordan Sadler/Mr. Todd Thomas
2 Journal Square, 7th Floor	Mr. Michael Gorman	(917) 368-2280/(917) 368-2286
Jersey City, NJ 07306	(212) 738-6138	tthomas@keybanccm.com
(201) 714-8094	mgorman@btig.com	jsadler@keybanccm.com

Stock Specialist:	Capital One Securities, Inc.	Raymond James
	Mr. Christopher Lucas	Mr. RJ Milligan
GTS	(571) 633-8151	(727) 567-2585
545 Madison Avenue	christopher.lucas@capitalone.com	rjmilligann@raymondjames.com
15th Floor
New York, NY 10022	Citigroup Global Markets	Piper Sandler
(212) 715-2830	Mr. Michael Bilerman/Ms. Katy McConnell	Mr. Alexander Goldfarb
	(212) 816-1383/(212) 816-6981	(212) 466-7937
	michael.bilerman@citigroup.com	alexander.goldfarb@psc.com
katy.mcconnell@citigroup.com

Wells Fargo Securities, LLC
Ms. Tamara Fique
(617) 603-4262/(443) 263-6568
tamara.fique@wellsfargo.com

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, to be filed on or about November 6, 2020, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments that, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, including possible resurgences, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused many of the Company’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their rental obligations, and therefore will significantly impact the Company for the foreseeable future. The extent to which the COVID-19 pandemic impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, and possible short-term and long-term effects of the pandemic on consumer behavior, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic.

In addition, risks, uncertainties and factors that might cause such differences from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements, some of which could be material, include but are not limited to:

•national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty;
•financing risks, including the availability of, and costs associated with, sources of liquidity;
•our ability to refinance, or extend the maturity dates of, our indebtedness;
•the level and volatility of interest rates;
•the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy;
•the competitive environment in which the Company operates;
•acquisition, disposition, development and joint venture risks;
•property ownership and management risks;
•our ability to maintain our status as a real estate investment trust for federal income tax purposes;
•potential environmental and other liabilities;
•impairment in the value of real estate property the Company owns;
•the actual and perceived impact of e-commerce on the value of shopping center assets;
•risks related to the geographical concentration of our properties in Florida, Indiana, Texas, Nevada and North Carolina;
•civil unrest, acts of terrorism or water, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires that may result in underinsured or uninsured losses;
•changes in laws and government regulations;
•governmental orders affecting the use of our properties or the ability of our tenants to operate;
•possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics;
•insurance costs and coverage;
•risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;
•other factors affecting the real estate industry generally; and
•other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. For informational purposes, we have also provided FFO adjusted for loss on debt extinguishment. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

From time to time, the Company may report or provide guidance with respect to “NAREIT FFO as adjusted” which removes the impact of certain non-recurring and non-operating transactions or other items the Company does not consider to be representative of its core operating results including without limitation, gains or losses associated with the early extinguishment of debt, gains or losses associated with litigation involving the Company that is not in the normal course of business, the impact on earnings from executive separation, and the excess of redemption value over carrying value of preferred stock redemption, which are not otherwise adjusted in the Company’s calculation of FFO.
Adjusted Funds from Operations
Adjusted Funds from Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (calculcated in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination income in excess of lost rent, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. When the Company receives payments in excess of any accounts receivable in exchange for terminating a lease, Same Property NOI will include such excess payments as monthly rent until the earlier of the following: the expiration of 12 months or the start date of a replacement tenant. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular periods presented and thus provides a more consistent comparison of our properties. Same Property NOI includes the results of properties that have been owned for the entire current and prior year reporting periods.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company a) begins recapturing space from tenants or b) the contemplated plan significantly impacts the operations of the property. For the quarter ended September 30, 2020, the Company excluded three redevelopment properties from the same property pool that met these criteria and were owned in both comparable periods. In addition, the Company excluded one recently acquired property from the same property pool.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	September 30, 2020	December 31, 2019
Assets:
Investment properties, at cost	$3,083,153	$3,087,391
Less: accumulated depreciation	(735,761)	(666,952)
	2,347,392	2,420,439
Cash and cash equivalents	129,282	31,336
Tenant and other receivables, including accrued straight-line rent of $24,511 and $27,256, respectively	57,149	55,286
Restricted cash and escrow deposits	8,035	21,477
Deferred costs and intangibles, net	63,883	73,157
Prepaid and other assets	39,304	34,548
Investments in unconsolidated subsidiaries	13,071	12,644
Total Assets	$2,658,116	$2,648,887
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,196,117	$1,146,580
Accounts payable and accrued expenses	88,550	69,817
Deferred revenue and other liabilities	86,244	90,180
Total Liabilities	1,370,911	1,306,577
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	44,440	52,574
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 84,195,963 and 83,963,369 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	842	840
Additional paid in capital	2,084,978	2,074,436
Accumulated other comprehensive loss	(32,977)	(16,283)
Accumulated deficit	(810,776)	(769,955)
Total Kite Realty Group Trust Shareholders’ Equity	1,242,067	1,289,038
Noncontrolling Interests	698	698
Total Equity	1,242,765	1,289,736
Total Liabilities and Equity	$2,658,116	$2,648,887

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Rental income	$64,293	$72,573	$191,359	$234,726
Other property related revenue	670	2,260	6,626	4,910
Fee income	104	110	299	304
Total revenue	65,067	74,943	198,284	239,940
Expenses:
Property operating	10,330	11,041	30,450	33,939
Real estate taxes	9,362	9,640	26,551	29,775
General, administrative, and other	6,482	6,709	19,986	20,523
Depreciation and amortization	33,953	31,985	96,830	101,333
Impairment charges	—	8,538	—	37,723
Total expenses	60,127	67,913	173,817	223,293
Gain (loss) on sale of operating properties, net	3,226	(5,714)	4,893	24,965
Operating income	8,166	1,316	29,360	41,612
Interest expense	(12,550)	(14,302)	(38,115)	(46,884)
Income tax benefit of taxable REIT subsidiary	190	41	496	189
Loss on debt extinguishment	—	(7,045)	—	(9,622)
Equity in loss of unconsolidated subsidiaries	(417)	(11)	(1,256)	(677)
Other (expense) income, net	(16)	(116)	234	(444)
Net loss	(4,627)	(20,117)	(9,281)	(15,826)
Net loss (income) attributable to noncontrolling interests	40	382	(148)	10
Net loss attributable to Kite Realty Group Trust common shareholders	$(4,587)	$(19,735)	$(9,429)	$(15,816)

Net loss per common share - basic and diluted	$(0.05)	$(0.24)	$(0.11)	$(0.19)

Weighted average common shares outstanding - basic & diluted	84,194,821	83,960,841	84,125,405	83,914,923
Cash dividends per common share	$0.0520	$0.3175	$0.3695	$0.9525

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2020	2019	% Change	2020	2019	% Change
Number of properties for the quarter[1]	82	82

Leased percentage at period end	93.3%	96.5%		93.3%	96.5%
Economic Occupancy percentage[2]	92.0%	93.0%		92.7%	92.5%

Minimum rent	$49,992	$50,502		$150,242	$149,952
Tenant recoveries	14,778	15,043		44,991	44,730
Bad debt	(3,077)	(604)		(9,232)	(1,598)
Other income	137	354		427	934
	61,830	65,295		186,428	194,018

Property operating expenses	(8,589)	(8,740)		(25,155)	(25,530)
Real estate taxes	(8,615)	(8,600)		(25,913)	(25,598)
	(17,204)	(17,340)		(51,068)	(51,128)
Same Property NOI	$44,626	$47,955	(6.9)%	$135,360	$142,890	(5.3)%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$44,626	$47,955		$135,360	$142,890
Net operating income - non-same activity[3]	749	6,307		5,924	33,335
Other expense, net	(243)	(86)		(527)	(931)
General, administrative and other	(6,482)	(6,709)		(19,986)	(20,523)
Impairment charges	—	(8,538)		—	(37,723)
Depreciation and amortization expense	(33,953)	(31,985)		(96,830)	(101,333)
Interest expense	(12,550)	(14,302)		(38,115)	(46,884)
Loss on debt extinguishment	—	(7,045)		—	(9,622)
Gain (loss) on sales of operating properties	3,226	(5,714)		4,893	24,965
Net loss (income) attributable to noncontrolling interests	40	382		(148)	10
Net loss attributable to common shareholders	$(4,587)	$(19,735)		$(9,429)	$(15,816)

____________________
1
Same Property NOI excludes (i) The Corner, Glendale Town Center, and Hamilton Crossing redevelopments, (ii) Eddy Street Commons - Phases II and III developments, (iii) the recently acquired Nora Plaza, and (iv) office properties.

2	Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.
3	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool including properties sold during both periods.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

NET OPERATING INCOME AND EBITDA BY QUARTER

($ in thousands)
	Three Months Ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Revenue:
Minimum rent[1]	$48,669	$49,265	$49,539	$53,096	$52,801
Minimum rent - ground leases	4,152	4,242	4,204	4,232	4,103
Tenant reimbursements	15,134	14,656	15,419	16,161	16,504
Bad debt	(3,643)	(6,627)	(3,723)	(654)	(892)
Other property related revenue	201	1,411	3,205	254	1,100
Overage rent	—	3	89	870	57
Parking revenue, net[2]	(32)	(102)	467	514	583
	64,481	62,848	69,200	74,473	74,256
Expenses:
Property operating - Recoverable[3]	8,700	8,316	9,087	9,721	9,207
Property operating - Non-Recoverable[3]	1,342	725	1,319	1,468	1,467
Real estate taxes	9,168	8,165	8,721	8,793	9,430
	19,210	17,206	19,127	19,982	20,104
Net Operating Income - Properties	45,271	45,642	50,073	54,491	54,152

Other (Expenses) Income:
General, administrative, and other	(6,482)	(6,578)	(6,926)	(7,691)	(6,709)
Fee income	104	91	104	144	110
	(6,378)	(6,487)	(6,822)	(7,547)	(6,599)
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization	38,893	39,155	43,251	46,944	47,553

Impairment charge	—	—	—	—	(8,538)
Depreciation and amortization	(33,953)	(31,409)	(31,468)	(30,765)	(31,985)
Interest expense	(12,550)	(13,271)	(12,293)	(12,383)	(14,302)
Equity in (loss) earnings of unconsolidated subsidiaries	(417)	(436)	(403)	49	(11)
Income tax benefit of taxable REIT subsidiary	190	202	104	94	41
Loss on debt extinguishment	—	—	—	(1,950)	(7,045)
Other (expense) income, net	(16)	350	(104)	(139)	(116)
Gain (loss) on sales of operating properties	3,226	623	1,043	14,005	(5,714)
Net (loss) income	(4,627)	(4,786)	130	15,855	(20,117)
Less: Net loss (income) attributable to noncontrolling interests	40	17	(204)	(541)	382
Net (loss) income attributable to Kite Realty Group Trust	$(4,587)	$(4,769)	$(74)	$15,314	$(19,735)

NOI/Revenue	70.2%	72.6%	72.4%	73.2%	72.9%
Recovery Ratios[4]
- Retail Properties	87.8%	92.3%	89.6%	90.7%	91.6%
- Consolidated	84.7%	88.9%	86.6%	87.3%	88.6%

____________________
1	Minimum rent includes $0.3 million, $0.6 million, $0.2 million, $2.1 million, and $0.4 million of lease termination income for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively.
2	Parking revenue, net represents the net operating results of the Eddy Street Parking Garage, the Union Station Parking Garage, and the Pan Am Plaza Parking Garage.
3	Recoverable expenses include recurring G&A expense of $1.6 million allocable to the property operations in the three months ended September 30, 2020, a portion of which is recoverable. Non-recoverable expenses primarily include ground rent, professional fees, and marketing costs.
4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

FUNDS FROM OPERATIONS[1,2]

($ in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Funds From Operations ("FFO")
Consolidated net loss	$(4,627)	$(20,117)	$(9,281)	$(15,826)
Less: net income attributable to noncontrolling interests in properties	(132)	(132)	(396)	(396)
Less: (Gain) loss on sales of operating properties	(3,226)	5,714	(4,893)	(24,965)
Add: impairment charges	—	8,538	—	37,723
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	34,295	32,266	97,827	102,119
FFO of the Operating Partnership[1]	26,310	26,269	83,257	98,655
Less: Limited Partners' interests in FFO	(657)	(627)	(2,165)	(2,365)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$25,653	$25,642	$81,092	$96,290
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.30	$0.31	$0.96	$1.15
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.30	$0.30	$0.96	$1.15

FFO of the Operating Partnership[1]	$26,310	$26,269	$83,257	$98,655
Add: loss on debt extinguishment	—	7,045	—	9,622
FFO, as adjusted, of the Operating Partnership	$26,310	$33,314	$83,257	$108,277
FFO, as adjusted, per share of the Operating Partnership - basic	$0.30	$0.39	$0.96	$1.26
FFO, as adjusted, per share of the Operating Partnership - diluted	$0.30	$0.39	$0.96	$1.26

Weighted average common shares outstanding - basic	84,194,821	83,960,841	84,125,405	83,914,923
Weighted average common shares outstanding - diluted	84,384,457	84,107,482	84,300,979	84,057,484
Weighted average common shares and units outstanding - basic	86,429,812	86,073,433	86,341,243	86,013,028
Weighted average common shares and units outstanding - diluted	86,619,448	86,220,075	86,516,817	86,155,588

FFO, as defined by NAREIT, per diluted share/unit
Consolidated net income	$(0.05)	$(0.23)	$(0.11)	$(0.18)
Less: net income attributable to noncontrolling interests in properties	—	—	—	—
Less: Gain on sales of operating properties	(0.04)	0.07	(0.06)	(0.29)
Add: impairment charges	—	0.10	—	0.44
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	0.39	0.37	1.13	1.18
FFO, as defined by NAREIT, of the Operating Partnership per diluted share/unit[1]	$0.30	$0.30	$0.96	$1.15

Add: loss on debt extinguishment	—	0.08	—	0.11
FFO, as adjusted, of the Operating Partnership per diluted share/unit [2]	$0.30	$0.39	$0.96	$1.26

____________________
1	“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.
2	Per share/unit amounts of components will not necessarily sum to the total due to rounding to the nearest cent.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as defined by NAREIT, of the Operating Partnership	$26,310	$33,314	$83,257	$108,277
Add:
Depreciation of non-real estate assets	114	159	365	533
Amortization of deferred financing costs	467	615	1,640	2,128
Non-cash compensation expense	1,460	1,321	3,873	4,026
Less:
Straight-line rent - minimum rent	118	652	489	1,777
Straight-line rent - common area maintenance	146	287	504	784
Straight-line rent - reserve for uncollectability	(507)	(1,153)	(4,264)	(1,153)
Market rent amortization income	555	829	1,922	2,985
Amortization of debt premium	111	283	333	1,329
Capital expenditures[1]:
Maintenance capital expenditures	304	1,631	1,285	2,622
Revenue enhancing tenant improvements	3,490	2,304	6,938	6,365
External lease commissions	187	387	551	1,239
Total Recurring AFFO of the Operating Partnership	23,947	$30,189	$81,377	$99,016

Other Financial Information:
Scheduled debt principal payments	$559	$1,089	$1,662	$3,709

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development, redevelopment, and Big Box Surge projects.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

SUMMARY INCOME STATEMENT

($ in thousands)
	Three Months Ended September 30,
	2020	2019	% Change

Same Property Revenue	$61,830	$65,295	(5.3)%
Same Property Expenses	(17,204)	(17,340)	0.8%
Same Property Net Operating Income	44,626	47,955	(6.9)%

Sold Assets Net Operating Income	—	4,324
Non-Same Property Net Operating Income	645	1,873

Net Operating Income	45,271	54,152	(16.4)%

General and Administrative Expense	(6,482)	(6,709)	3.4%
Fee income	104	110	(5.5)%
EBITDA	38,893	47,553	(18.2)%

Interest Expense	(12,550)	(14,302)	12.3%
Other income (expense), net	(33)	63	152.4%
Funds From Operations, as adjusted	26,310	33,314	(21.0)%

Non-Cash Items	1,618	1,197	(35.2)%
Capital Expenditures	(3,981)	(4,322)	7.9%
Recurring Adjusted Funds From Operations	23,947	30,189	(20.7)%

FFO per share of the Operating Partnership - diluted	$0.30	$0.39	(23.1)%

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

IMPACT OF COVID-19

($ in thousands)
Bad Debt Breakout
	Amount	Supplemental Page No.:
Bad Debt Type
3rd Quarter Billed Rent Deemed Uncollectible - Operating Tenants	$1,709
3rd Quarter Billed Rent Deemed Uncollectible - Tenants Declared Bankruptcy	1,342
3rd Quarter Cash Impact	3,051
Previous Accounts Receivable Balance Now Deemed Uncollectible	1,112
Recovery of Previous Bad Debt	(1,027)
Straight-Line Rent Reserve	507
Total 3rd Quarter Bad Debt Expense	$3,643	13

Accounts Receivable Impact
	Amount	Supplemental Page No.:
Balance as of June 30, 2020	$61,598
Small Business Loans	(329)
Other Activity	(718)
3rd Quarter Billed Rent Outstanding	5,875
3rd Quarter Billed Rent Deemed Uncollectible	(3,051)
Accounts Receivable Balances Prior to 3rd Quarter Deemed Uncollectible	(1,112)
Amounts Collected Outstanding as of June 30	(5,114)
Balance as of September 30, 2020	$57,149	10

Revenue Breakdown
	Amount	Supplemental Page No.:
3rd Quarter Billed Rent	$66,713
3rd Quarter Billed Rent Deemed Uncollectible	(3,051)
Previous Billed Rent Deemed Uncollectible	(1,112)
Reserved in Previous Quarter, Paid in 3rd Quarter	1,027
Other Revenues	904
3rd Quarter Total Revenues	64,481	13

3rd Quarter Total Revenues	64,481
Previous Accounts Receivable Balance Now Deemed Uncollectible	1,112
Recovery of Previous Bad Debt	(1,027)
Other Revenues	(904)
3rd Quarter Net Recurring Revenue	63,662

Comparison to Q1
1st Quarter Billed Rent	67,400
Difference from 1st Quarter to 3rd Quarter in Billed Rent	(1.0)%

1st Quarter Net Recurring Revenues	68,020
Difference from 1st Quarter to 3rd Quarter in Net Recurring Revenues	(6.4)%

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

JOINT VENTURE SUMMARY - SEPTEMBER 30, 2020

($ in thousands)

CONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	Partner Economic Ownership Interest [1]	Partner Share of Debt	Partner Share of Annual Income
Individual Investors	465,917	$141,658	$55,290	2% - 15%	$1,106	$528

UNCONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	KRG Economic Ownership Interest	KRG Share of Debt	KRG Investment	KRG Share of Quarterly EBITDA	KRG Share of Quarterly EBITDA Annualized
Nuveen	416,877	$101,818	$51,890	20%	$10,378	$9,205	$304	$1,217
Milhaus	207,000	—	—	12%	—	1,477	—	—
Individual Investors	152,460	43,636	33,634	35%	11,770	2,589	69	276
Total	776,337	$145,454	$85,524		$22,148	$13,271	$373	$1,493

____________________
1	Economic ownership % represents the partner's share of cash flow.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2020

($ in thousands)
TOTAL OUTSTANDING DEBT [1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	1,096,350	90%	4.17%	5.2
Variable Rate Debt [3]	105,290	8%	1.53%	1.9
Net Debt Premiums and Issuance Costs, Net	(5,523)	N/A	N/A	N/A
Total Consolidated Debt	1,196,117	98%	3.94%	4.9
KRG Share of Unconsolidated Debt	22,148	2%	4.59%	6.2
Total	1,218,265	100%	3.95%	4.9

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt [2]	Total Consolidated Debt	Total Unconsolidated Debt	Total Outstanding Debt
2020	564	—	—	564	—	564
2021	2,303	—	—	2,303	145	2,448
2022	1,043	178,877	—	179,920	340	180,260
2023	806	161,517	145,000	307,323	269	307,592
2024	854	—	—	854	282	1,136
2025	904	—	80,000	80,904	10,734	91,638
2026 And Beyond	4,672	100	625,000	629,772	10,378	640,150
Net Debt Premiums and Issuance Cost, Net	(5,523)	—	—	(5,523)	—	(5,523)
Total	$5,623	$340,494	$850,000	$1,196,117	$22,148	$1,218,265

1	Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of September 30, 2020, $250 million in variable rate debt is hedged for a weighted average of 2.5 years.
2	This presentation reflects the Company's exercise of its option to extend the maturity date by one year to April 22, 2023 for the Company's unsecured credit facility.The ability to exercise this option is subject to certain conditions, which the Company does not unilaterally control.
3	Includes $50 million outstanding on unsecured credit facility.

($ In millions)
$500
$400
$300
$200
$100
$0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
181.1
95.0
161.5
50.0
80.0
11.8
300.0
75.0
250.0
10.4
9.0
Line of Credit
Mortgage Debt
Unconsolidated
Unsecured Debt
Unsecured Term Loans

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2020

($ in thousands)
Property	Interest Rate[1]	Maturity Date	Balance as of September 30, 2020	% of Total Outstanding

2020 Debt Maturities			—	—%

2021 Debt Maturities			—	—%

Delray Marketplace [2]	LIBOR + 160	2/5/2022	55,290
Bayonne Crossing	4.43%	4/1/2022	42,323
Saxon Crossing	4.65%	7/1/2022	11,400
Shops at Moore	4.29%	9/1/2022	21,300
Shops at Julington Creek	4.60%	9/1/2022	4,785
Centre Point Commons	4.34%	10/1/2022	14,410
Miramar Square	4.16%	12/1/2022	31,625
2022 Debt Maturities			181,133	15%

Centennial Gateway	3.81%	1/1/2023	23,962
Centennial Center	3.83%	1/6/2023	70,455
Eastern Beltway	3.83%	1/6/2023	34,100
The Corner (AZ)	4.10%	3/1/2023	14,750
Chapel Hill	3.78%	4/1/2023	18,250
Unsecured Credit Facility [3]	LIBOR + 115	4/22/2023	50,000
Senior Unsecured Note	4.23%	9/10/2023	95,000
2023 Debt Maturities			306,517	25%

2024 Debt Maturities			—	—%

Senior Unsecured Note	4.47%	9/10/2025	80,000
2025 Debt Maturities			80,000	7%

Senior Unsecured Note	4.00%	10/1/2026	300,000
Senior Unsecured Note	4.57%	9/10/2027	75,000
Unsecured Term Loan [4]	LIBOR + 200	10/24/2028	250,000
Rampart Commons	5.73%	6/10/2030	8,990
2026 And Beyond Debt Maturities			633,990	52%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS			(5,523)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET			$1,196,117	98%

KRG Share of Unconsolidated Debt
Embassy Suites at University of Notre Dame [5]	LIBOR + 250	7/1/2025	11,770
Nuveen [5]	4.09%	7/1/2028	10,378
TOTAL KRG SHARE OF UNCONSOLIDATED DEBT			22,148	2%
TOTAL CONSOLIDATED AND KRG SHARE OF UNCONSOLIDATED DEBT			$1,218,265

1	At September 30 2020, one-month LIBOR was 0.15%.
2	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 18 for additional detail.
3	Assumes Company exercises its option to extend the maturity date by one year.
4	Assumes Company exercises three one-year options to extend the maturity date by three years.
5	Properties are held in joint ventures. See Joint Venture Summary on page 18 for additional detail.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

KEY DEBT METRICS

UNSECURED PUBLIC DEBT COVENANTS
	September 30, 2020	Debt Covenant Threshold[1]

Total Debt to Undepreciated Assets	36%	<60%

Secured Debt to Undepreciated Assets	11%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	300%	>150%

Debt Service Coverage	3.0x	>1.5x

UNSECURED CREDIT FACILITY COVENANTS
	September 30, 2020	Debt Covenant Threshold

Maximum Leverage	41%	<60%

Minimum Fixed Charge Coverage	2.9x	>1.50x

Secured Indebtedness	12%	<45%

Unsecured Debt Interest Coverage	3.5x	>1.75x

Unsecured Leverage	39%	<60%

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$129,282
Availability under unsecured credit facility	448,646
	$577,928

Unencumbered NOI as a % of Total NOI	75%

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

NET DEBT TO EBITDA
Company's Consolidated Debt & Share of Unconsolidated Debt		$1,222,682
Less: Cash, Cash Equivalents, and Restricted Cash		(138,236)
		$1,084,446
Q3 2020 EBITDA, Annualized:
- Consolidated EBITDA	$155,572
- Unconsolidated EBITDA [1]	1,493
- Minority Interest EBITDA [1]	(528)	156,536
Ratio of Company Share of Net Debt to EBITDA		6.9x

____________________
1	See page 18 for details

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

TOP 25 TENANTS BY ANNUALIZED BASE RENT
As of September 30, 2020
($ in thousands, except per square foot data)

This table includes the following:
•Operating retail properties;
•Operating office properties; and
•Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2020.

	Number of Stores						Credit Ratings
Tenant	Wholly Owned	JV1	Total Leased GLA/NRA[2]	Annualized Base Rent[3,4]	Annualized Base Rent per Sq. Ft.[4]	% of Total Portfolio Annualized Base Rent[4]	S&P	Moody's
Publix Super Markets, Inc.	11	—	535,466	$5,454	$10.19	2.5%	N/A	N/A
The TJX Companies, Inc.[5]	14	2	471,684	4,833	11.20	2.2%	A	A2
PetSmart, Inc.	13	1	291,379	4,084	14.62	1.9%	B+	Ba2
Bed Bath & Beyond, Inc.[6]	14	2	422,348	4,081	10.52	1.9%	B-	B3
Ross Stores, Inc.	12	1	364,442	4,000	11.61	1.9%	BBB+	A2
Dick's Sporting Goods, Inc.[7]	7	—	340,502	3,679	10.81	1.7%	N/A	N/A
Nordstrom Rack	5	1	197,797	3,571	20.75	1.7%	BBB-	Baa3
Michaels Stores, Inc.	11	1	253,936	3,285	13.66	1.5%	B	Ba2
National Amusements	1	—	80,000	2,953	36.92	1.4%	B-	N/A
The Gap[8]	12	—	183,599	2,852	15.53	1.3%	BB-	Ba1
Kohl's Corporation	4	—	184,516	2,832	7.87	1.3%	BBB-	Baa2
Walmart Stores, Inc.[9]	5	—	—	2,693	3.32	1.2%	BBB	Baa1
Burlington Stores, Inc.	4	—	268,445	2,676	9.97	1.2%	AA	Aa2
Best Buy Co., Inc.	5	—	183,604	2,627	14.31	1.2%	BBB+	Baa1
Lowe's Companies, Inc.	3	—	—	2,375	4.91	1.1%	N/A	N/A
LA Fitness	3	—	125,209	2,292	18.31	1.1%	CCC+	B3
Petco Animal Supplies, Inc.	9	—	125,897	2,230	17.71	1.0%	BB	N/A
Hobby Lobby Stores, Inc.	5	—	271,254	2,218	8.18	1.0%	N/A	N/A
Whole Foods Market, Inc.	4	—	139,781	2,130	15.24	1.0%	A+	A2
Mattress Firm, Inc.[10]	16	—	76,408	2,101	27.50	1.0%	N/A	N/A
The Kroger Co.[11]	3	—	60,268	2,099	9.19	1.0%	BBB	Baa1
Randall's Food and Drugs	2	—	133,990	1,754	13.09	0.8%	N/A	N/A
Office Depot, Inc.[12]	7	—	146,780	1,734	11.81	0.8%	B	Ba3
Walgreens	3	—	52,662	1,726	32.78	0.8%	BBB	Baa2
Stein Mart, Inc.	6	1	238,800	1,691	7.93	0.8%	BBB	Baa2
TOTAL	179	9	5,148,767	$71,970	$10.99	33.3%

1	JV Stores represent stores at unconsolidated properties.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for September 30, 2020, for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements. Annualized base rent represents 100% of the annualized base rent at consolidated properties and our share of the annualized base rent at unconsolidated properties.
4	Annualized base rent and percent of total portfolio includes ground lease rent.
5	Includes TJ Maxx (9), Marshalls (5) and HomeGoods (2).
6	Includes Bed Bath and Beyond (8), Buy Buy Baby (4) Christmas Tree Shops (1), and Cost Plus World Market (3).
7	Includes Dick's Sporting Goods (6) and Golf Galaxy (1).
8	Includes Old Navy (11) and Athleta (1).
9	Includes Walmart (3) and Sam's Club (2).
10	Includes Mattress Firm (12) and Sleepy's (4).
11	Includes Kroger (1), Harris Teeter (1), and Smith's (1).
12	Includes Office Depot (5) and Office Max (2).

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

RETAIL LEASING SPREADS

			Comparable Space[1,2]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4]	Cash Rent Spread	GAAP Rent Spread[5]	TI, LL Work, Lease Commissions PSF[6]
New Leases - Q3, 2020	21	87,000	16	69,144	$22.03	$22.53	2.3%	15.3%
New Leases - Q2, 2020	5	44,650	4	42,650	11.82	21.14	78.9%	95.6%
New Leases - Q1, 2020	15	124,235	11	113,251	15.61	17.41	11.5%	34.6%
New Leases - Q4, 2019	26	111,552	16	86,085	16.36	23.13	41.4%	52.6%
Total	67	367,437	47	311,130	$16.72	$20.64	23.4%	37.6%	$53.25

Renewals - Q3, 2020	57	370,151	45	314,219	$15.03	$16.18	7.6%	14.5%
Renewals - Q2, 2020	30	257,761	24	240,003	11.71	12.80	9.3%	16.8%
Renewals - Q1, 2020	27	131,878	21	94,130	19.02	20.73	8.9%	16.3%
Renewals - Q4, 2019	30	190,159	29	187,790	14.40	15.55	8.0%	13.4%
Total	144	949,949	119	836,142	$14.38	$15.58	8.3%	13.9%	$0.28

Total - Q3, 2020	78	457,151	61	383,363	$16.29	$17.33	6.3%	14.7%
Total - Q2, 2020	35	302,411	28	282,653	17.16	18.91	10.2%	25.5%
Total - Q1, 2020	42	256,113	32	207,381	15.02	17.94	19.4%	27.1%
Total - Q4, 2019	56	301,711	45	273,875	13.74	14.82	7.9%	12.3%
Total	211	1,317,386	166	1,147,272	$15.67	$17.23	10.0%	20.2%	$12.21

________________
1	Comparable space leases on this report are included for second generation retail spaces. Comparable leases represent those leases for which there was a former tenant within the last 12 months. Leases at our two office properties, Thirty South Meridian and Eddy Street Commons, and ground leases are excluded.
2	Comparable renewals exclude terms shorter than two years.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term. All amounts reported at lease execution.
4	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
5	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
6	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

LEASE EXPIRATIONS

As of September 30, 2020

($ in thousands, except per square foot data)

This table includes the following:
•Operating retail properties;
•Operating office properties; and
•Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2020.

		Expiring GLA[2]					Expiring Annualized Base Rent per Sq. Ft.[3]
	Number of Expiring Leases[1]	Shop Tenants	Anchor Tenants	Office and Other Tenants	Expiring Annualized Base Rent (Pro-rata)	% of Total Annualized Base Rent (Pro-rata)	Shop Tenants	Anchor Tenants	Office and Other Tenants	Total
2020	40	65,647	112,264	3,242	$3,404	1.7%	$27.62	$14.91	$19.25	$19.36
2021	175	366,461	583,481	17,868	17,647	8.9%	28.68	12.10	21.97	18.44
2022	248	507,846	1,058,475	65,020	29,001	14.7%	27.45	13.15	19.80	17.83
2023	243	496,610	1,125,475	113,177	31,707	16.0%	29.05	14.71	7.14	18.30
2024	204	441,082	778,562	33,827	22,170	11.2%	29.66	13.90	14.04	20.14
2025	191	392,158	1,192,986	124,107	26,242	13.3%	30.04	10.78	17.14	15.77
2026	110	269,370	797,543	—	14,510	7.3%	25.95	10.08	—	14.29
2027	73	195,278	369,095	9,154	10,034	5.1%	28.84	12.70	32.24	19.01
2028	71	173,233	304,757	61,747	11,110	5.6%	30.87	14.56	22.19	20.64
2029	49	124,096	177,159	—	5,979	3.0%	30.75	12.21	—	19.85
Beyond	99	248,178	1,082,353	54,721	26,125	13.2%	28.95	16.60	23.16	19.00
	1,503	3,279,959	7,582,150	482,863	$197,929	100.0%	$28.82	$13.24	$16.75	$17.97

____________________
1	Lease expiration table reflects rents in place as of September 30, 2020 and does not include option periods; 2020 expirations include 11 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent as of September 30, 2020 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

DEVELOPMENT AND REDEVELOPMENT PROJECTS

($ in thousands)

Project	MSA	KRG Ownership %	Anticipated Start Date	Projected Stabilization Date[1]	Projected New Total GLA	Projected New Owned GLA	Total Project Cost	KRG Equity Requirement	KRG Remaining Spend	Estimated Return on Project[2]

Active Developments
Eddy Street Commons at Notre Dame, IN - Phase II	South Bend, IN	100%	N/A	Q4 2020	530,000	8,500	$90,800	$10,000	$2,700	11.0% - 13.0%
Glendale Town Center Apartments	Indianapolis, IN	12%	Q2 2020	Q2 2022	207,000	24,000	38,400	1,200	1,200	7.0% - 8.0%
Eddy Street Commons at Notre Dame, IN - Phase III	South Bend, IN	100%	Q3 2020	Q1 2022	68,500	18,600	7,500	7,500	7,155	8.5% - 9.5%
Total					805,500	51,100	$136,700	$18,700	$11,055	10.0% - 11.0%

Future Opportunities[3]
Hamilton Crossing Centre	Indianapolis, IN	Creation of a mixed use (office, retail, and multi-family) development.
Glendale Town Center Retail	Indianapolis, IN	Backfilling vacant box with several national retailers and potential for outparcel development
The Corner	Indianapolis, IN	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.

Big Box Surge
Leases Signed	22
Tenants Open and Paying Rent	19

Capital Spent (cumulative)	$35,700
Estimated Capital Remaining	3,700
Total Estimated Capital	$39,400

Estimated Return on Costs	17%

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI[4]	$1,882
Total Remaining Annual Cash NOI	$1,882

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2	Projected ROI for redevelopments is an estimate of the expected incremental stabilized annual operating cash flows to be generated divided by the estimated project costs, including construction, development, financing, and other soft costs, when applicable to the project.
3	These opportunities are deemed potential at this time and are subject to various contingencies, many of which could be beyond the Company's control.
4	Does not include NOI associated with the Big Box Surge.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of September 30, 2020

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Joint Ventures[3]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
South
Florida	3,323,571	$52,742	—	$—	121,591	$1,529	29	3,445,162	$3,740	$58,011	26.3%
Texas	1,798,679	28,322	—	—	156,146	2,819	10	1,954,825	1,354	32,495	14.8%
North Carolina	1,072,858	20,220	—	—	—	—	8	1,072,858	2,004	22,224	10.1%
Oklahoma	505,229	6,410	—	—	—	—	3	505,229	861	7,271	3.3%
Georgia	276,318	3,676	—	—	—	—	1	276,318	336	4,012	1.8%
South Carolina	257,833	2,665	—	—	—	—	2	257,833	—	2,665	1.2%
Tennessee	230,981	3,755	—	—	—	—	1	230,981	—	3,755	1.7%
Texas - Other	107,400	591	—	—	—	—	1	107,400	—	591	0.3%
Total South	7,572,869	118,381	—	—	277,737	4,348	55	7,850,606	8,295	131,024	59.5%

Midwest
Indiana - Retail	1,393,755	22,430	537,816	2,571	—	—	20	1,931,571	1,514	26,515	12.0%
Indiana - Other	366,502	6,762	24,000	—	—	—	4	390,502	—	6,762	3.1%
Illinois	83,759	1,141	—	—	—	—	1	83,759	—	1,141	0.5%
Ohio	236,230	2,155	—	—	—	—	1	236,230	—	2,155	1.0%
Total Midwest	2,080,246	32,488	561,816	2,571	—	—	26	2,642,062	1,514	36,573	16.6%

West
Nevada	769,090	18,940	—	—	—	—	4	769,090	3,633	22,573	10.2%
Utah	392,324	7,274	—	—	—	—	2	392,324	—	7,274	3.3%
Arizona	79,902	2,467	—	—	—	—	1	79,902	—	2,467	1.1%
Total West	1,241,316	28,681	—	—	—	—	7	1,241,316	3,633	32,314	14.6%

Northeast
New York	363,103	9,150	—	—	—	—	1	363,103	—	9,150	4.1%
New Jersey	112,788	2,818	—	—	139,022	2,814	2	251,810	2,103	7,735	3.5%
Connecticut	205,683	2,408	—	—	—	—	1	205,683	1,061	3,469	1.6%
Total Northeast	681,574	14,376	—	—	139,022	2,814	4	820,596	3,164	20,354	9.2%
	11,576,005	$193,926	561,816	$2,571	416,759	$7,162	92	12,554,580	$16,606	$220,265	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage and Pan Am Plaza Parking Garage.
2	Represents the three redevelopment and two development project not in the retail operating portfolio.
3	Represents the three operating properties owned in unconsolidated joint ventures.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of September 30, 2020

Property	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[1]			Leased %			ABR per SqFt	Grocery Anchors[2]	Other Retailers[2]
				Total	Anchors	Shops	Total	Anchors	Shops
Arizona
The Corner	Tucson	2008	100%	79,902	55,883	24,019	100.0%	100.0%	100.0%	$30.87	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Crossing at Killingly Commons	Willimantic, CT	2010	85%	205,683	148,250	57,433	79.4%	86.2%	61.6%	14.75	Stop & Shop Supermarket, (Target)	TJ Maxx, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	100%	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.40	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	100%	97,163	71,540	25,623	100.0%	100.0%	100.0%	18.18	(Target)	Burlington, PetSmart, Michaels
Centre Point Commons	Sarasota	2007	100%	119,359	93,574	25,785	97.4%	100.0%	88.2%	17.71		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Miami	2011	100%	133,251	68,219	65,032	96.7%	100.0%	93.2%	28.67	Whole Foods	Party City, Planet Fitness
Colonial Square	Fort Myers	2010	100%	186,517	150,505	36,012	88.1%	100.0%	38.4%	11.77		Kohl's, Hobby Lobby, PetSmart
Delray Marketplace	Miami	2013	98%	260,347	118,136	142,211	94.9%	100.0%	90.6%	26.35	Publix	Paragon Theatres, Burt & Max's, Ann Taylor Loft, Chico's, White House Black Market
Estero Town Commons	Fort Meyers	2006	100%	25,696	—	25,696	94.7%	0.0%	94.7%	15.44		Lowe's Home Improvement Center, Dollar Tree
Hunter's Creek Promenade	Orlando	1994	100%	119,738	55,999	63,739	97.0%	100.0%	94.4%	15.12	Publix
Indian River Square	Vero Beach	1997/2004	100%	142,622	109,000	33,622	90.3%	100.0%	58.9%	11.86	(Target)	Beall's, Office Depot, Dollar Tree, Panera
International Speedway Square	Daytona Beach	1999/2013	100%	233,424	203,405	30,019	94.6%	100.0%	57.9%	11.34	Total Wine & More	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	100%	88,611	45,600	43,011	99.1%	100.0%	98.1%	19.30	Publix
Lake City Commons	Lake City	2008	100%	65,746	45,600	20,146	100.0%	100.0%	100.0%	15.90	Publix
Lake City Commons - Phase II	Lake City	2011	100%	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.89	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	100%	21,385	14,880	6,505	100.0%	100.0%	100.0%	38.22		Walgreens
Lithia Crossing	Tampa	2003/2013	100%	90,522	53,547	36,975	98.7%	100.0%	96.8%	16.15	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Miami	2008	100%	225,146	147,505	77,641	93.8%	100.0%	82.1%	17.65	Sprouts Farmers Market	Kohl's, Miami Children's Hospital
Northdale Promenade	Tampa	1985/2017	100%	179,559	130,269	49,290	93.8%	100.0%	77.4%	12.68	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Pine Ridge Crossing	Naples	1993	100%	105,955	66,435	39,520	96.3%	100.0%	90.0%	18.31	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	100%	70,645	45,600	25,045	100.0%	100.0%	100.0%	16.03	Publix
Riverchase Plaza	Naples	1991/2001	100%	78,291	48,890	29,401	96.3%	100.0%	90.3%	17.12	Publix
Saxon Crossing	Daytona Beach	2009	100%	119,909	95,304	24,605	97.2%	100.0%	86.2%	15.40	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	100%	69,076	51,512	17,564	92.0%	100.0%	68.5%	13.03	Publix
Shops at Eagle Creek	Naples	1983/2013	100%	70,731	50,187	20,544	95.8%	100.0%	85.7%	16.21	The Fresh Market	Staples, Panera Bread, (Lowe's Home Improvement Center)
Tamiami Crossing	Naples	2016	20%	121,591	121,591	—	100.0%	100.0%	0.0%	12.58	Aldi, (Walmart)	Marshalls, Michaels, PetSmart, Ross Stores, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	100%	81,864	59,442	22,422	100.0%	100.0%	100.0%	17.74	(Target)	PetSmart, Cost Plus World Market, Ross Stores, Panera Bread

See footnotes on page 30

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2020

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
The Landing at Tradition	Port St. Lucie	2007	100%	359,049	283,030	76,019	77.1%	75.6%	82.9%	16.47	(Target)	TJ Maxx, Ulta Beauty, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, DSW, Five Below, Ross Stores
The Shops at Julington Creek	Jacksonville	2011	100%	40,254	21,038	19,216	100.0%	100.0%	100.0%	20.70	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	100%	85,057	45,600	39,457	96.9%	100.0%	93.3%	18.56	Publix
Waterford Lakes Village	Orlando	1997	100%	78,007	51,703	26,304	93.4%	100.0%	80.3%	13.25	Winn Dixie
Georgia
Mullins Crossing	Augusta	2005	100%	276,318	228,224	48,094	99.3%	100.0%	96.1%	13.39	(Target)	Ross Stores, Old Navy, Five Below, Kohls, La-Z-Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Illinois
Naperville Marketplace	Chicago	2008	100%	83,759	61,683	22,076	97.7%	100.0%	91.1%	13.95	(Caputo's Fresh Market)	TJ Maxx, PetSmart
Indiana
54th & College	Indianapolis	2008	100%	—	—	—	—%	—%	—%	—	The Fresh Market
Bridgewater Marketplace	Westfield	2008	100%	25,975	—	25,975	100.0%	0.0%	100.0%	22.15		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	100%	286,377	247,710	38,667	97.4%	100.0%	80.6%	12.20		TJ Maxx/HomeGoods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Westfield	2005	100%	124,271	53,600	70,671	94.2%	100.0%	89.7%	19.42	The Fresh Market	Stein Mart, McAlister's Deli, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Indianapolis	2012	100%	11,974	—	11,974	100.0%	0.0%	100.0%	9.17		Follett's, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	100%	87,987	20,154	67,833	95.2%	100.0%	93.8%	27.39		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guys, Kilwins, Blaze Pizza
Fishers Station	Fishers	1989/2018	100%	52,395	15,441	36,954	78.8%	100.0%	70.0%	16.72		Dollar Tree, Goodwill
Geist Pavilion	Fishers	2006	100%	63,910	29,700	34,210	100.0%	100.0%	100.0%	17.68		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Greyhound Commons	Carmel	2005	100%	9,152	—	9,152	100.0%	0.0%	100.0%	15.33		(Lowe's Home Improvement Center), Koto Japenese Steakhouse
Nora Plaza	Indianapolis	2004	100%	139,670	73,589	66,081	94.1%	100.0%	87.6%	15.23	Whole Foods, (Target)	Marshalls
Rangeline Crossing	Carmel	1986/2013	100%	99,506	48,171	51,335	67.9%	47.7%	86.9%	25.19		Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	100%	150,459	117,890	32,569	96.8%	100.0%	85.2%	22.44		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby
Stoney Creek Commons	Noblesville	2000/2013	100%	84,226	84,226	—	64.1%	64.1%	0.0%	14.38		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	100%	211,874	170,809	41,065	94.3%	100.0%	70.4%	14.45		Dick's Sporting Goods, AMC Theatres, Bed Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	100%	45,979	—	45,979	93.0%	0.0%	93.0%	27.55		Starbucks, Noodles & Company, Qdoba

See footnotes on page 30

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2020

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Nevada
Centennial Center	Las Vegas	2002	100%	334,023	147,824	186,199	99.2%	100.0%	98.6%	25.91	Sam's Club, Walmart	Ross Stores, Big Lots, Famous Footwear, Michaels, Petco, Home Depot, HomeGoods, Skechers, Five Below, Sephora, Tillys
Centennial Gateway	Las Vegas	2005	100%	193,436	140,277	53,159	76.1%	67.9%	97.8%	25.13	Trader Joe's	Party City, Sportsman's Warehouse, Walgreens
Eastern Beltway Center	Las Vegas	1998/2006	100%	162,317	77,436	84,881	89.3%	100.0%	79.6%	27.38	Sam's Club, Walmart	Petco, Ross Stores, Skechers, Old Navy, (Home Depot)
Rampart Commons	Las Vegas	2002/2018	100%	79,314	11,965	67,349	100.0%	100.0%	100.0%	33.80		Athleta, North Italia, Pottery Barn, Williams Sonoma, Flower Child, Crunch Fitness
New Jersey
Bayonne Crossing	New York / Northern New Jersey	2011	100%	112,788	52,219	60,569	72.8%	41.2%	100.0%	34.33	Walmart	Michaels, Lowe's Home Improvement Center
Livingston Shopping Center	New York / Northern New Jersey	1997	20%	139,022	133,125	5,897	97.9%	100.0%	50.8%	20.67		Cost Plus World Market, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
New York
City Center	New York / Northern New Jersey	2004/2018	100%	363,103	325,139	37,964	96.9%	100.0%	70.7%	25.99	ShopRite	Nordstrom Rack, New York Sports Club, Burlington, Club Champion Golf, National Amusements
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	100%	209,854	121,761	88,093	91.6%	100.0%	80.1%	18.25	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels, Old Navy, Five Below
Holly Springs Towne Center - Phase II	Raleigh	2016	100%	145,009	111,843	33,166	100.0%	100.0%	100.0%	18.10	(Target)	Bed Bath & Beyond, DSW, AMC Theatres, 02 Fitness
Northcrest Shopping Center	Charlotte	2008	100%	133,621	65,576	68,045	94.2%	100.0%	88.6%	23.68	(Target)	REI Co-Op, David's Bridal, Old Navy, Five Below
Oleander Place	Wilmington	2012	100%	45,524	30,144	15,380	100.0%	100.0%	100.0%	17.98	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	100%	55,368	22,500	32,868	100.0%	100.0%	100.0%	26.10	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	100%	296,715	187,406	109,309	79.8%	68.0%	100.0%	20.48	(Target)	Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	100%	125,666	105,262	20,404	100.0%	100.0%	100.0%	20.80		Best Buy, Off Broadway Shoes, PetSmart, Michaels, (Lowe's Home Improvement Center)
Toringdon Market	Charlotte	2004	100%	61,101	26,546	34,555	97.9%	100.0%	96.3%	23.07	Earth Fare
Ohio
Eastgate Pavilion	Cincinnati	1995	100%	236,230	231,730	4,500	100.0%	100.0%	100.0%	9.12		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	100%	196,164	115,783	80,381	85.9%	100.0%	65.5%	17.39	(Walmart)	REI, Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Ulta Beauty, Five Below
Shops at Moore	Oklahoma City	2010	100%	260,625	188,037	72,588	91.8%	94.6%	84.3%	12.30		Bed Bath & Beyond, Best Buy, Hobby Lobby, Old Navy, PetSmart, Ross Stores
Silver Springs Pointe	Oklahoma City	2001	100%	48,440	20,515	27,925	83.0%	100.0%	70.4%	13.42	(Sam's Club), (Walmart)	Kohls, Office Depot, (Home Depot)

See footnotes on page 30

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2020

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft		Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops		Grocery Anchor[4]
South Carolina
Publix at Woodruff	Greenville	1997	100%	68,103	47,955	20,148	91.0%	100.0%	69.5%	10.53	Publix
Shoppes at Plaza Green	Greenville	2000	100%	189,730	162,068	27,662	82.6%	87.0%	56.8%	12.84		Bed Bath & Beyond, Christmas Tree Shops, Sears Outlet, Party City, Shoe Carnival, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	100%	230,981	172,712	58,269	97.8%	100.0%	91.4%	16.61	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Texas
Chapel Hill Shopping Center	Dallas/Ft. Worth	2001	100%	126,812	43,450	83,362	97.2%	100.0%	95.8%	26.57	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas/Ft. Worth	2014	100%	194,675	139,219	55,456	94.4%	100.0%	80.5%	15.53	Whole Foods	Westlake Hardware, Goody Goody Liquor, Petco, Fit Factory
Kingwood Commons	Houston	1999	100%	158,109	74,836	83,273	91.9%	100.0%	84.7%	21.33		Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Dallas/Ft. Worth	1970/2011	100%	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.44		Jo-Ann Fabric, Ross Stores, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas/Ft. Worth	2000/2010	100%	295,723	234,358	61,365	92.3%	100.0%	63.1%	13.56	Sprouts Farmers Market, Total Wine	DSW, Ross Stores, Hobby Lobby, Office Max, Marshalls, Home Goods
Plaza Volente	Austin	2004	20%	156,146	105,000	51,146	100.0%	100.0%	100.0%	18.05	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	100%	369,781	218,861	150,920	92.9%	100.0%	82.6%	19.85	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack, Five Below
Sunland Towne Centre	El Paso	1996/2014	100%	306,454	265,037	41,417	98.9%	100.0%	91.7%	11.27	Sprouts Farmers Market	PetSmart, Ross Stores, Bed Bath & Beyond, Spec's Fine Wines, At Home
Waxahachie Crossing	Dallas/Ft. Worth	2010	100%	97,127	72,191	24,936	100.0%	100.0%	100.0%	15.39		Best Buy, PetSmart, Ross Stores, (Home Depot)
Westside Market	Dallas/Ft. Worth	2013	100%	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.65	Randalls Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	100%	164,657	115,916	48,741	100.0%	100.0%	100.0%	17.26	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	100%	227,667	101,464	126,203	91.5%	100.0%	84.7%	21.26		Michaels, Office Depot, Petco, Quilted Bear, Ross Stores, (Kohl's)

Total				11,494,522	7,811,845	3,682,677	93.3%	96.0%	87.4%	$18.00

Total at Pro-Rata Share				11,161,115	7,524,972	3,637,043	93.1%	95.9%	87.3%	$18.03

____________________
1	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2020, except for Greyhound Commons and 54th & College.
2	Tenants within parentheses are non-owned.

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

NON-RETAIL OPERATING PROPERTIES

As of September 30, 2020

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Commercial Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	284,874	94.6%	$5,435	67.2%	$20.18	Carrier, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	N/A	N/A	N/A	N/A	N/A	Denison Parking (manager)
Pan Am Plaza Parking Garage[3]	Indianapolis		N/A	N/A	N/A	N/A	N/A	Denison Parking (manager)
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	81,628	100.0%	1,324	16.4%	16.23	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	24,340	100.0%	734	9.1%	30.14
Total Commercial Properties			390,842	96.1%	$7,494	92.7%	$19.96

Other Properties
Burlington	San Antonio	1992/2000	107,400	100.0%	$591	7.3%	$5.50	Burlington
			107,400	100.0%	$591	7.3%	$5.50

Total Commercial and Other			498,242	96.9%	$8,084	100.0%	$16.75

Multi-Family/Lodging
Embassy Suites South Bend at Notre Dame[5]	South Bend	2018	—	N/A	—	—	—	Full service hotel with 164 rooms
The Foundry Lofts and Apartments at Eddy Street	South Bend	2009	—	100.0%	—	—	—	Air rights lease for apartment complex with 266 units
Summit at City Center Apartments	New York / Northern New Jersey	2004	—	100.0%	—	—	—	Apartment complex with 24 units.

____________________
1	Annualized Base Rent represents the monthly contractual rent as of September 30, 2020 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $852,256 from the Company and subsidiaries as of September 30, 2020, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Property owned in an unconsolidated joint venture.

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020

COMPONENTS OF NET ASSET VALUE

As of September 30, 2020

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$45,271	13	Cash and cash equivalents	$129,282	10
Below-market lease intangibles, net	(555)	15	Tenant and other receivables (net of SLR)	32,638	10
Straight-line rent including reserve for uncollectability	243	15	Restricted cash and escrow deposits	8,035	10
Other property related revenue	(201)	13	Prepaid and other assets	39,304	10
Ground lease ("GL") revenue	(4,152)	13	Undeveloped land in operating portfolio [1]	13,000
Consolidated Cash Property NOI (excl. GL)	$40,607		Land held for development	13,612
Annualized Consolidated Cash Property NOI (excl. ground leases)	$162,426		CIP not in under construction development/redevelopment[2]	17,659
			Total Other Asset Value	$253,530

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3]	$1,882	25	Mortgage and other indebtedness	$(1,196,117)	10
Unconsolidated EBITDA	1,493	18	KRG share of unconsolidated debt	(22,148)	19
			Partner share of consolidated joint venture debt	1,106
			Accounts payable and accrued expenses	(88,500)	10
General and administrative expense allocable to property management activities included in property expenses ($1,600 in Q3)	6,400	13, footnote 4	Other liabilities[4]	(38,819)	10
Total Adjustments	9,775		Debt premium and issuance costs, net	(5,523)	19
			Non-controlling redeemable joint venture interest	(10,070)
			Projected remaining under construction development/redevelopment [5]	(11,055)	25
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$172,201		Total Liabilities	$(1,371,126)
Annualized Ground Lease NOI	16,606
Total Annualized Portfolio Cash NOI	$188,807		Common Shares and Units Outstanding	86,430,954

____________________
1	Undeveloped land with a book value of $13.0 million at September 30, 2020.
2	Includes CIP amounts for miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the redevelopment opportunities outlined on page 25.
4	Deferred revenue and other liabilities of $86.3 million less mark-to-market lease liability of $47.4 million.
5	Remaining costs on page 25 for development projects and Big Box Surge.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2020